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                   HARTFORD LEADERS ACCESS (SERIES I AND IR)
                             SEPARATE ACCOUNT SEVEN
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-76425



        SUPPLEMENT DATED MAY 20, 2005 TO THE PROSPECTUS DATED MAY 2, 2005



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                SUPPLEMENT DATED MAY 20, 2005 TO YOUR PROSPECTUS



Effective July 1, 2005, AIM V.I. Dent Demographic Trends Fund will change its name to AIM V.I. Demographic Trends Fund. All references in your prospectus to AIM V.I. Dent Demographic Trends Fund are replaced with "AIM V.I. Demographic Trends Fund" as of that date.

In addition, A I M Advisors, Inc.'s sub-advisory agreement with H. S. Dent Advisors, Inc. will expire on June 30, 2005 with respect to the Fund. Accordingly, the disclosure relating to the investment adviser for AIM Funds in the first paragraph of the section of the prospectus entitled "The Funds" is deleted and replaced with the following as of June 30, 2005:

     The AIM V.I. Aggressive Growth Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AIM V.I. Demographic Trends Fund, AIM V.I. Government Securities Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Premier Equity Fund and AIM V.I. Small Cap Equity Fund are portfolios of AIM Variable Insurance Funds, which is a registered open-end management investment company. A I M Advisors, Inc. serves as the investment adviser for these Funds.



  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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